UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2018

WESTERN ASSET

INFLATION INDEXED PLUS BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with preservation of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Inflation Indexed Plus Bond Fund for the twelve-month reporting period ended December 31, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

II	Western Asset Inflation Indexed Plus Bond Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended December 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Third quarter 2018 GDP growth was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment. Finally, the U.S. Department of Commerce’s initial reading for fourth quarter 2018 GDP growth was delayed due to the partial shutdown of the U.S. government.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on December 31, 2018, the unemployment rate was 3.9%, versus 4.1% when the period began. The percentage of longer-term unemployed also declined during the reporting period. In December 2018, 20.5% of Americans looking for a job had been out of work for more than six months, versus 21.5% when the period began.

The Federal Reserve Board (the “Fed”)ii continued tightening monetary policy during the reporting period, as it raised interest rates four times in 2018 and further reduced its balance sheet. As widely expected, the Fed raised the federal funds rateiii at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%), September 26, 2018 (to a range between 2.00% and 2.25%) and December 19, 2018 (to a range between 2.25% and 2.50%). At its meeting that concluded on January 30, 2019, after the reporting period ended, the Fed kept interest rates on hold and said, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate ….”

Finally, inflation was generally well contained during the reporting period. For the twelve months ended December 31, 2018, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 1.9%. The CPI-U less food and energy was 2.2% over the same time frame.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2019

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Inflation Indexed Plus Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

IV	Western Asset Inflation Indexed Plus Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in inflation-indexed fixed-

income securities and at least 70% of its net assets in U.S. Treasury Inflation Protected Securities (“TIPS”)i. Fundamental investment techniques are used to select issues. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii, as estimated by the Fund’s subadvisers, within three years of that of its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexiii. The Fund is expected to maintain a dollar-weighted average credit quality of at least A/A.

The Fund may to sell protection in connection with credit default swaps relating to corporate debt securities. It is currently expected that the notional amount of the credit default swaps will not exceed 40% of the Fund’s net assets, although such exposure may exceed 40% from time to time.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted weak results over the twelve-month reporting period ended December 31, 2018. Spread sectors (non-Treasuries) experienced periods of elevated volatility as they were impacted by a number of factors, including generally solid economic growth in the U.S., moderating growth overseas, four interest rate hikes by the Federal Reserve Board (the “Fed”)iv, concerns over a global trade war, geopolitical issues and, more recently, a partial shutdown of the U.S. government.

Both short- and long-term U.S. Treasury yields moved higher and the yield curvev flattened during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.89% — the low for the reporting period — and ended the reporting period at 2.48%. The high for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.40% — the low for the reporting period — and ended the period at 2.69%. The peak for the period of 3.24% took place on November 8, 2018.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	1

Fund overview (cont’d)

In contrast, U.S. realvi Treasury yields declined during the reporting period. The yield for the five-year real Treasury began the reporting period at 1.00% and ended the period at 0.35%. The high for the period of 1.17% occurred on November 8, 2018. The yield for the thirty-year real Treasury began the reporting period at 1.21% and ended the period at 0.77%. The peak for the period of 1.37% took place on November 2, 2018. All told, the Bloomberg Barclays U.S. Aggregate Indexvii returned 0.01% for the twelve months ended December 31, 2018.

Inflation was generally well contained during the reporting period. For the twelve months ended December 31, 2018, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 1.9%. The CPI-U less food and energy was 2.2% over the same time frame. U.S. TIPS generated weak results for the reporting period, as the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index returned -1.26%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We modestly increased the Fund’s exposure to U.S. TIPS, as we believed inflation should increase slightly from year-end 2018 levels as energy prices stabilize, but overall remain at fairly low levels. We increased the Fund’s non-U.S. dollar emerging market exposure on the margin as spreads widened dramatically and valuations became more attractive. The Fund’s durationix positioning was also adjusted, primarily by initiating an overweight at the ten-year part of the yield curve and adding to the Fund existing overweight to the twenty-year portion of the yield curve.

The Fund used U.S. Treasury and Eurobund futures to manage its duration and yield curve exposure. Overall, the use of these instruments detracted from performance. To a much lesser extent, the Fund also used currency forwards which did not contribute meaningfully to performance.

Performance review

For the twelve months ended December 31, 2018, Class I shares of Western Asset Inflation Indexed Plus Bond Fund returned -2.25%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index, returned -1.26% for the same period. The Lipper Inflation Protected Bond Funds Category Average1 returned -1.64% over the same time frame.

Performance Snapshot as of December 31, 2018 (unaudited)
(excluding sales charges)	6 Months	12 Months
Western Asset Inflation Indexed Plus Bond Fund:
Class A	-2.03%	-2.60%
Class C	-2.29%	-3.28%
Class C1	-2.19%	-3.03%
Class FI	-1.99%	-2.58%
Class R	-2.20%	-2.93%
Class I	-1.83%	-2.25%
Class IS	-1.80%	-2.23%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index	-1.24%	-1.26%
Lipper Inflation Protected Bond Funds Category Average[1]	-1.60%	-1.64%

The performance shown represents past performance. Past performance is no guarantee

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 236 funds for the six-month period and among the 227 funds for the twelve-month period in the Fund’s Lipper category, excluding sales charges, if any.

2	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2018 for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares 2.20%, 1.58%, 1.86%, 2.41%, 1.83%, 2.62% and 2.68%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ. The 30-Day SEC Yield includes adjustments for inflation to both U.S. and foreign portfolio securities that are linked to inflation indices. Please note, inflation adjustments to U.S. securities often occur at different intervals than foreign securities. These adjustments can cause the SEC Yield to change substantially from month-to-month. Increases in the inflation rate may result in the Fund reporting an exceptionally high yield which may not be repeated.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2018, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class FI, Class R, Class I and Class IS shares were 0.71%, 1.32%, 1.14%, 0.67%, 1.01%, 0.39% and 0.27%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. The Fund was positioned for a flattening of the yield curve, with an overweight to the long end of the Treasury yield curve and an underweight to the short end of the curve. This was beneficial as the yield curve flattened during the reporting period, with shorter-term rates moving higher than their longer-term rates counterparts. Elsewhere, an allocation to U.S. dollar-denominated emerging markets debt modestly contributed to returns.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was it long U.S. duration exposure. This was a headwind for results as yields mover higher across the curve during the period.

An allocation to investment-grade corporate bonds was a headwind for returns as their spreads widened during the reporting period.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in Western Asset Inflation Indexed Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 24, 2019

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. Risks of high-yield securities (commonly known as “junk” bonds) include greater price volatility, illiquidity and possibility of default. The Fund may be subject to interest rate, income and deflation risks. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Asset-backed, mortgage-backed and mortgage related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top four sector holdings (as a percentage of net assets) as of December 31, 2018 were: U.S. Treasury Inflation Protected Securities (92.1%), Corporate Bonds & Notes (5.7%), Sovereign Bonds (1.5%) and Asset-Backed Securities (0.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

[i]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

A real interest rate is the interest rate that does take inflation in to account. As opposed to the nominal interest rate, the real interest rate adjusts for the inflation and gives the real rate of a bond.

vii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the Fund’s portfolio as of December 31, 2018 and December 31, 2017, and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-2.03%	$1,000.00	$979.70	0.70%	$3.49	Class A	5.00%	$1,000.00	$1,021.68	0.70%	$3.57
Class C	-2.29	1,000.00	977.10	1.35	6.73	Class C	5.00	1,000.00	1,018.40	1.35	6.87
Class C1	-2.19	1,000.00	978.10	1.14	5.68	Class C1	5.00	1,000.00	1,019.46	1.14	5.80
Class FI	-1.99	1,000.00	980.10	0.57	2.84	Class FI	5.00	1,000.00	1,022.33	0.57	2.91
Class R	-2.20	1,000.00	978.00	1.09	5.43	Class R	5.00	1,000.00	1,019.71	1.09	5.55
Class I	-1.83	1,000.00	981.70	0.34	1.70	Class I	5.00	1,000.00	1,023.49	0.34	1.73
Class IS	-1.80	1,000.00	982.00	0.28	1.40	Class IS	5.00	1,000.00	1,023.79	0.28	1.43

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-2.60%	-3.28%	-3.03%	-2.58%	-2.93%	-2.25%	-2.23%
Five Years Ended 12/31/18	0.52	-0.16	0.07	0.52	0.18	0.82	0.96
Ten Years Ended 12/31/18	N/A	N/A	N/A	2.84	N/A	3.23	3.32
Inception* through 12/31/18	-0.42	-1.12	-1.44	—	-0.77	—	—

With sales charges[2]	Class A	Class C	Class C1	Class FI	Class R	Class I	Class IS
Twelve Months Ended 12/31/18	-6.71%	-4.24%	-3.03%	-2.58%	-2.93%	-2.25%	-2.23%
Five Years Ended 12/31/18	-0.34	-0.16	0.07	0.52	0.18	0.82	0.96
Ten Years Ended 12/31/18	N/A	N/A	N/A	2.84	N/A	3.23	3.32
Inception* through 12/31/18	-1.07	-1.12	-1.44	—	-0.77	—	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/18)	-2.76%
Class C (Inception date of 4/30/12 through 12/31/18)	-7.27
Class C1 (Inception date of 10/5/12 through 12/31/18)	-8.66
Class FI (12/31/08 through 12/31/18)	32.38
Class R (Inception date of 4/30/12 through 12/31/18)	-5.04
Class I (12/31/08 through 12/31/18)	37.37
Class IS (12/31/08 through 12/31/18)	38.65

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 5, 2012, June 28, 2007, April 30, 2012, March 1, 2001 and December 18, 2008, respectively.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Inflation Indexed Plus Bond Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Inflation Indexed Plus Bond Fund on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $1,000,000 investment in the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index. The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA Inflation Indexed	— Western Asset Inflation Indexed Plus Bond Fund

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index

EM	— Emerging Markets

HY	— High Yield

IG Credit	— Investment Grade Credit

WA Inflation Indexed	— Western Asset Inflation Indexed Plus Bond Fund

12	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Schedule of investments

December 31, 2018

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 92.1%
U.S. Treasury Bonds, Inflation Indexed	0.375%	7/15/23	16,941,029	$16,568,683
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	34,019,004	36,318,319
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	7,773,788	8,260,662
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	6,097,767	7,489,058
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	33,533,390	38,198,373
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	72,638,054	92,537,854
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,456,904	2,893,836
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	8,937,920	10,577,179
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	56,271,730	58,221,458
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	14,497,785	12,994,489
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	45,786,488	44,771,494
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/22	57,482,355	55,626,902
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/23	4,072,360	4,006,290
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	6,502,860	6,403,030
Total U.S. Treasury Inflation Protected Securities (Cost — $400,466,230)				394,867,627
Corporate Bonds & Notes — 5.7%
Energy — 3.8%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	500,000	485,218
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	390,000	409,050
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	1,650,000	1,827,894
Apache Corp., Senior Notes	2.625%	1/15/23	288,000	272,302
Apache Corp., Senior Notes	5.100%	9/1/40	300,000	272,574
Apache Corp., Senior Notes	4.750%	4/15/43	2,020,000	1,738,520
BP Capital Markets PLC, Senior Notes	3.119%	5/4/26	500,000	470,621
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	2,100,000	2,045,111
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,500,000	2,655,261
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	500,000	488,250
Noble Energy Inc., Senior Notes	3.900%	11/15/24	500,000	484,966
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,990,000	1,772,180
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	1,000,000	950,133
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	800,000	754,000
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	1,470,000	1,779,483
Total Oil, Gas & Consumable Fuels				15,920,345
Total Energy				16,405,563

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	13

Schedule of investments (cont’d)

December 31, 2018

Western Asset Inflation Indexed Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 1.9%
Metals & Mining — 1.9%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	890,000		$854,400	(a)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	980,000		887,714	(a)
ArcelorMittal, Senior Notes	6.125%	6/1/25	430,000		448,718
ArcelorMittal, Senior Notes	7.000%	10/15/39	580,000		612,246
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	500,000		501,015
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		455,973	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	980,000		884,754	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	2,380,000		2,269,492
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	430,000		410,650
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	820,000		762,252
Total Materials					8,087,214
Total Corporate Bonds & Notes (Cost — $25,858,003)					24,492,777
Sovereign Bonds — 1.5%
Brazil — 1.0%
Federative Republic of Brazil, Notes	6.000%	8/15/30	15,618,767	BRL	4,468,196
Indonesia — 0.5%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	210,000		194,734
Indonesia Government International Bond, Senior Notes	5.125%	1/15/45	200,000		197,632	(a)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	400,000		377,050	(a)
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	1,330,000		1,217,112
Total Indonesia					1,986,528
Total Sovereign Bonds (Cost — $6,623,808)					6,454,724
Asset-Backed Securities — 0.0%
Bear Stearns Asset Backed Securities Trust, 2003-ABF1, A (1 mo. USD LIBOR + 0.740%) (Cost — $21,323)	3.246%	1/25/34	22,068		21,220	(b)
Total Investments before Short-Term Investments (Cost — $432,969,364)					425,836,348

			Shares
Short-Term Investments — 0.1%
Western Asset Government Cash Management Portfolio LLC (Cost — $233,602)	2.390%		233,602		233,602	(c)
Total Investments — 99.4% (Cost — $433,202,966)					426,069,950
Other Assets in Excess of Liabilities — 0.6%					2,764,721
Total Net Assets — 100.0%					$428,834,671

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

See Notes to Financial Statements.

14	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Western Asset Inflation Indexed Plus Bond Fund

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2018, the total market value of investments in Affiliated Companies was $233,602 and the cost was $233,602 (Note 8).

Abbreviations used in this schedule:

BRL	— Brazilian Real

LIBOR	— London Interbank Offered Rate

USD	— United States Dollar

At December 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
Euro-Bund	112	3/19	$20,691,656	$20,986,107	$(294,451)
Euro-Oat	24	3/19	4,121,917	4,146,698	(24,781)
U.S. Treasury 10-Year Notes	87	3/19	10,432,938	10,615,360	(182,422)
U.S. Treasury 5-Year Notes	48	3/19	5,409,757	5,505,000	(95,243)
U.S. Treasury Long-Term Bonds	52	3/19	7,248,449	7,592,000	(343,551)
Net unrealized depreciation on open futures contracts					$(940,448)

At December 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,658	EUR	10,000	Citibank N.A	1/18/19	$182
USD	228,473	EUR	200,000	Citibank N.A	1/18/19	(1,028)
USD	4,677	EUR	4,000	JPMorgan Chase & Co.	1/18/19	87
Total						$(759)

Abbreviations used in this table:

EUR	— Euro

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	15

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $432,969,364)	$425,836,348
Investments in affiliated securities, at value (Cost — $233,602)	233,602
Foreign currency, at value (Cost — $204,479)	204,289
Interest receivable	2,331,342
Receivable for Fund shares sold	743,906
Foreign currency collateral for open futures contracts, at value (Cost — $433,291)	437,743
Deposits with brokers for open futures contracts	231,155
Unrealized appreciation on forward foreign currency contracts	269
Prepaid expenses	45,452
Total Assets	430,064,106

Liabilities:
Payable for Fund shares repurchased	925,458
Investment management fee payable	73,660
Due to custodian	69,500
Payable to broker — variation margin on open futures contracts	60,985
Service and/or distribution fees payable	5,421
Payable for securities purchased	5,373
Directors’ fees payable	2,232
Unrealized depreciation on forward foreign currency contracts	1,028
Accrued expenses	85,778
Total Liabilities	1,229,435
Total Net Assets	$428,834,671

Net Assets:
Par value (Note 7)	$40,083
Paid-in capital in excess of par value	457,366,992
Total distributable earnings (loss)	(28,572,404)
Total Net Assets	$428,834,671

See Notes to Financial Statements.

16	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Net Assets:
Class A	$16,983,643
Class C	$856,600
Class C1	$702,274
Class FI	$804,320
Class R	$606,609
Class I	$59,639,321
Class IS	$349,241,904

Shares Outstanding:
Class A	1,607,826
Class C	83,142
Class C1	67,469
Class FI	76,651
Class R	58,154
Class I	5,594,733
Class IS	32,595,095

Net Asset Value:
Class A (and redemption price)	$10.56
Class C*	$10.30
Class C1 (and redemption price)	$10.41
Class FI (and redemption price)	$10.49
Class R (and redemption price)	$10.43
Class I (and redemption price)	$10.66
Class IS (and redemption price)	$10.71
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.03

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	17

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Interest from unaffiliated investments	$14,026,557
Interest from affiliated investments	63,383
Total Investment Income	14,089,940

Expenses:
Investment management fee (Note 2)	895,459
Registration fees	145,923
Transfer agent fees (Note 5)	124,730
Service and/or distribution fees (Notes 2 and 5)	76,256
Fund accounting fees	64,005
Audit and tax fees	55,033
Shareholder reports	23,602
Legal fees	14,427
Directors’ fees	11,185
Insurance	6,241
Custody fees	3,460
Commitment fees (Note 9)	2,969
Interest expense	1,899
Miscellaneous expenses	10,394
Total Expenses	1,435,583
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(30)
Net Expenses	1,435,553
Net Investment Income	12,654,387

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,763,880)
Futures contracts	287,474
Forward foreign currency contracts	(8,287)
Foreign currency transactions	(25,511)
Net Realized Loss	(2,510,204)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(18,572,055)
Futures contracts	(1,137,887)
Forward foreign currency contracts	2,729
Foreign currencies	(3,627)
Change in Net Unrealized Appreciation (Depreciation)	(19,710,840)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(22,221,044)
Decrease in Net Assets From Operations	$(9,566,657)

See Notes to Financial Statements.

18	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2018	2017

Operations:
Net investment income	$12,654,387	$9,102,196
Net realized gain (loss)	(2,510,204)	1,899,071
Change in net unrealized appreciation (depreciation)	(19,710,840)	5,133,425
Increase (Decrease) in Net Assets From Operations	(9,566,657)	16,134,692

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(12,600,105)	(9,000,177)
Decrease in Net Assets From Distributions to Shareholders	(12,600,105)	(9,000,177)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	127,109,285	123,784,644
Reinvestment of distributions	11,626,142	8,198,881
Cost of shares repurchased	(130,403,789)	(103,001,380)
Increase in Net Assets From Fund Share Transactions	8,331,638	28,982,145
Increase (Decrease) in Net Assets	(13,835,124)	36,116,660

Net Assets:
Beginning of year	442,669,795	406,553,135
End of year(b)	$428,834,671	$442,669,795

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 11. For the year ended December 31, 2017, distributions from net investment income were $9,000,177.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 11. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of $75,658.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	19

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class A Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.11	$10.93	$10.83	$11.17	$11.08

Income (loss) from operations:
Net investment income (loss)	0.27	0.19	0.13	(0.03)	0.10
Net realized and unrealized gain (loss)	(0.56)	0.18	0.10	(0.27)	0.18
Total income (loss) from operations	(0.29)	0.37	0.23	(0.30)	0.28

Less distributions from:
Net investment income	(0.26)	(0.19)	(0.11)	(0.02)	(0.19)
Net realized gains	—	—	(0.02)	—	(0.00) [2]
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.26)	(0.19)	(0.13)	(0.04)	(0.19)

Net asset value, end of year	$10.56	$11.11	$10.93	$10.83	$11.17
Total return[3]	(2.60)%	3.44%	2.13%	(2.72)%	2.53%

Net assets, end of year (000s)	$16,984	$21,848	$23,071	$20,050	$16,401

Ratios to average net assets:
Gross expenses	0.70%	0.71%	0.70%	0.65%	0.73%
Net expenses[4]	0.70 [5]	0.71 [5]	0.70	0.65	0.73
Net investment income (loss)	2.45	1.73	1.15	(0.27)	0.92

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.83	$10.66	$10.61	$11.01	$10.98

Income (loss) from operations:
Net investment income (loss)	0.17	0.12	0.05	(0.10)	0.00	[2]
Net realized and unrealized gain (loss)	(0.52)	0.19	0.11	(0.27)	0.18
Total income (loss) from operations	(0.35)	0.31	0.16	(0.37)	0.18

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.09)	(0.02)	(0.15)
Net realized gains	—	—	(0.020)	—	(0.00)	[2]
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.18)	(0.14)	(0.11)	(0.03)	(0.15)

Net asset value, end of year	$10.30	$10.83	$10.66	$10.61	$11.01
Total return[3]	(3.28)%	2.89%	1.53%	(3.36)%	1.62%

Net assets, end of year (000s)	$857	$1,790	$1,618	$1,183	$1,334

Ratios to average net assets:
Gross expenses	1.36%	1.32%	1.31%	1.30%[4]	1.61%[4]
Net expenses[5]	1.36	1.32	1.31	1.30 [4]	1.61	[4]
Net investment income (loss)	1.60	1.14	0.49	(0.89)	0.04

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	21

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class C1 Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.95	$10.76	$10.71	$11.09	$11.03

Income (loss) from operations:
Net investment income (loss)	0.21	0.14	0.07	(0.08)	0.05
Net realized and unrealized gain (loss)	(0.54)	0.19	0.10	(0.27)	0.17
Total income (loss) from operations	(0.33)	0.33	0.17	(0.35)	0.22

Less distributions from:
Net investment income	(0.21)	(0.14)	(0.10)	(0.02)	(0.16)
Net realized gains	—	—	(0.02)	—	(0.00) [2]
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.21)	(0.14)	(0.12)	(0.03)	(0.16)

Net asset value, end of year	$10.41	$10.95	$10.76	$10.71	$11.09
Total return[3]	(3.03)%	3.11%	1.57%	(3.14)%	2.00%

Net assets, end of year (000s)	$702	$1,003	$1,410	$1,808	$2,084

Ratios to average net assets:
Gross expenses	1.17%	1.14%	1.13%	1.10%	1.30%
Net expenses[4]	1.17	1.14	1.13	1.10	1.30
Net investment income (loss)	1.94	1.32	0.61	(0.77)	0.41

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

See Notes to Financial Statements.

22	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class FI Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.03	$10.85	$10.75	$11.09	$11.00

Income (loss) from operations:
Net investment income	0.23	0.22	0.07	0.06	0.02
Net realized and unrealized gain (loss)	(0.51)	0.15	0.16	(0.36)	0.25
Total income (loss) from operations	(0.28)	0.37	0.23	(0.30)	0.27

Less distributions from:
Net investment income	(0.26)	(0.19)	(0.11)	(0.02)	(0.18)
Net realized gains	—	—	(0.02)	—	(0.00) [2]
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.26)	(0.19)	(0.13)	(0.04)	(0.18)

Net asset value, end of year	$10.49	$11.03	$10.85	$10.75	$11.09
Total return[3]	(2.58)%	3.45%	2.14%	(2.74)%	2.48%

Net assets, end of year (000s)	$804	$1,889	$1,438	$1,845	$3,189

Ratios to average net assets:
Gross expenses	0.68%	0.67%	0.65%	0.64%[4]	0.76%[4]
Net expenses[5]	0.68	0.67	0.65	0.64 [4]	0.76 [4]
Net investment income	2.16	1.97	0.67	0.54	0.18

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	23

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class R Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$10.97	$10.79	$10.72	$11.11	$11.03

Income (loss) from operations:
Net investment income (loss)	0.23	0.16	0.09	(0.02)	(0.02)
Net realized and unrealized gain (loss)	(0.55)	0.18	0.10	(0.34)	0.27
Total income (loss) from operations	(0.32)	0.34	0.19	(0.36)	0.25

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.10)	(0.02)	(0.17)
Net realized gains	—	—	(0.02)	—	(0.00) [2]
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.22)	(0.16)	(0.12)	(0.03)	(0.17)

Net asset value, end of year	$10.43	$10.97	$10.79	$10.72	$11.11
Total return[3]	(2.93)%	3.18%	1.75%	(3.03)%	2.11%

Net assets, end of year (000s)	$607	$1,022	$934	$921	$425

Ratios to average net assets:
Gross expenses	1.06%	1.01%	1.07%	0.99%	1.10%[4]
Net expenses[5]	1.06	1.01	1.07	0.99	1.10 [4]
Net investment income (loss)	2.11	1.47	0.79	(0.16)	(0.15)

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

See Notes to Financial Statements.

24	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class I Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.21	$11.02	$10.90	$11.22	$11.11

Income (loss) from operations:
Net investment income	0.30	0.23	0.15	0.03	0.14
Net realized and unrealized gain (loss)	(0.55)	0.19	0.11	(0.31)	0.17
Total income (loss) from operations	(0.25)	0.42	0.26	(0.28)	0.31

Less distributions from:
Net investment income	(0.30)	(0.23)	(0.12)	(0.02)	(0.20)
Net realized gains	—	—	(0.02)	—	(0.00) [2]
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.30)	(0.23)	(0.14)	(0.04)	(0.20)

Net asset value, end of year	$10.66	$11.21	$11.02	$10.90	$11.22
Total return[3]	(2.25)%	3.82%	2.40%	(2.50)%	2.83%

Net assets, end of year (000s)	$59,639	$90,372	$70,677	$103,290	$265,527

Ratios to average net assets:
Gross expenses	0.38%	0.39%	0.37%	0.38%	0.41%
Net expenses	0.38	0.39	0.37	0.38	0.41
Net investment income	2.77	2.08	1.33	0.25	1.19

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See Notes to Financial Statements.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	25

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31:
Class IS Shares[1]	2018	2017	2016	2015	2014

Net asset value, beginning of year	$11.27	$11.08	$10.94	$11.24	$11.12

Income (loss) from operations:
Net investment income	0.32	0.25	0.15	0.00 [2]	0.15
Net realized and unrealized gain (loss)	(0.57)	0.18	0.14	(0.26)	0.18
Total income (loss) from operations	(0.25)	0.43	0.29	(0.26)	0.33

Less distributions from:
Net investment income	(0.31)	(0.24)	(0.13)	(0.02)	(0.21)
Net realized gains	—	—	(0.02)	—	(0.00) [2]
Return of capital	—	—	—	(0.02)	—
Total distributions	(0.31)	(0.24)	(0.15)	(0.04)	(0.21)

Net asset value, end of year	$10.71	$11.27	$11.08	$10.94	$11.24
Total return[3]	(2.23)%	3.93%	2.61%	(2.30)%	2.98%

Net assets, end of year (millions)	$349	$325	$307	$455	$280

Ratios to average net assets:
Gross expenses	0.28%	0.27%	0.26%	0.25%	0.26%
Net expenses[4]	0.28	0.27	0.26	0.25	0.26
Net investment income	2.87	2.19	1.37	0.02	1.36

Portfolio turnover rate	85%	43%	81%	69%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses for Class IS did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

See Notes to Financial Statements.

26	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Statutory Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

28	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$394,867,627	—	$394,867,627
Corporate bonds & notes	—	24,492,777	—	24,492,777
Sovereign bonds	—	6,454,724	—	6,454,724
Asset-backed securities	—	21,220	—	21,220
Total long-term investments	—	425,836,348	—	425,836,348
Short-term investments†	—	233,602	—	233,602
Total investments	—	$426,069,950	—	$426,069,950
Other financial instruments:
Forward foreign currency contracts	—	$269	—	$269
Total	—	$426,070,219	—	$426,070,219

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$940,448	—	—	$940,448
Forward foreign currency contracts	—	$1,028	—	1,028
Total	$940,448	$1,028	—	$941,476

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

30	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,028. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

32	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class FI and Class R shares did not exceed 0.90%, 1.65%, 1.40%, 0.85% and 1.15%, respectively. In addition, the ratio

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the year ended December 31, 2018, fees waived and/or expenses reimbursed amounted to $30.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2018, the Fund had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended December 31, 2018, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$28
CDSCs	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$11,984,470	$363,834,062
Sales	3,504,031	372,478,937

34	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$433,917,841	$1,181,239	$(9,029,130)	$(7,847,891)
Futures contracts	—	—	(940,448)	(940,448)
Forward foreign currency contracts	—	269	(1,028)	(759)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$269

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$940,448	—	$940,448
Forward foreign currency contracts	—	$1,028	1,028
Total	$940,448	$1,028	$941,476

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$287,474	—	$287,474
Forward foreign currency contracts	—	$(8,287)	(8,287)
Total	$287,474	$(8,287)	$279,187

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	35

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(1,137,887)	—	$(1,137,887)
Forward foreign currency contracts	—	$2,729	2,729
Total	$(1,137,887)	$2,729	$(1,135,158)

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$3,402,363
Futures contracts (to sell)	36,434,649
Forward foreign currency contracts (to buy)	205,193
Forward foreign currency contracts (to sell)	403,494

†	At December 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$182	$(1,028)	$(846)	—	$(846)
JPMorgan Chase & Co.	87	—	87	—	87
Total	$269	$(1,028)	$(759)	—	$(759)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.75%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$50,103	†	$34,470
Class C	12,829		1,064
Class C1	5,957		1,119
Class FI	2,719		1,731

36	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

	Service and/or Distribution Fees	Transfer Agent Fees
Class R	$4,648	$2,613
Class I	—	80,713
Class IS	—	3,020
Total	$76,256	$124,730

†	The amount shown is exclusive of expense reimbursements. For the year ended December 31, 2018, the service and/or distribution fees reimbursed amounted to $30 for Class A shares.

For the year ended December 31, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$30
Class C	—
Class C1	—
Class FI	—
Class R	—
Class I	—
Class IS	—
Total	$30

6. Distributions to shareholders by class

	Year Ended December 31, 2018	Year Ended December 31, 2017
Net Investment Income:
Class A	$479,886	$380,543
Class C	19,746	22,686
Class C1	15,156	14,810
Class FI	22,490	27,633
Class R	19,119	14,481
Class I	2,126,094	1,742,224
Class IS	9,917,614	6,797,800
Total	$12,600,105	$9,000,177

7. Capital Shares

At December 31, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	521,386	$5,661,556	529,116	$5,842,917
Shares issued on reinvestment	14,737	158,964	12,010	131,980
Shares repurchased	(895,024)	(9,691,697)	(685,949)	(7,560,351)
Net decrease	(358,901)	$(3,871,177)	(144,823)	$(1,585,454)

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class C
Shares sold	4,247	$43,833	26,843	$288,703
Shares issued on reinvestment	1,713	18,051	1,997	21,389
Shares repurchased	(88,194)	(924,664)	(15,211)	(163,540)
Net increase (decrease)	(82,234)	$(862,780)	13,629	$146,552

Class C1
Shares sold	951	$10,110	2,091	$22,615
Shares issued on reinvestment	1,410	15,006	1,327	14,361
Shares repurchased	(26,506)	(285,961)	(42,766)	(467,113)
Net decrease	(24,145)	$(260,845)	(39,348)	$(430,137)

Class FI
Shares sold	25,798	$280,118	183,459	$2,015,108
Shares issued on reinvestment	2,098	22,490	2,531	27,633
Shares repurchased	(122,494)	(1,321,768)	(147,337)	(1,610,982)
Net increase (decrease)	(94,598)	$(1,019,160)	38,653	$431,759

Class R
Shares sold	28,032	$301,417	44,182	$480,463
Shares issued on reinvestment	138	1,472	85	926
Shares repurchased	(63,166)	(668,384)	(37,629)	(409,978)
Net increase (decrease)	(34,996)	$(365,495)	6,638	$71,411

Class I
Shares sold	1,801,103	$19,730,203	4,197,221	$46,760,002
Shares issued on reinvestment	189,810	2,067,617	142,505	1,579,863
Shares repurchased	(4,458,717)	(48,635,044)	(2,689,509)	(29,960,170)
Net increase (decrease)	(2,467,804)	$(26,837,224)	1,650,217	$18,379,695

Class IS
Shares sold	9,168,999	$101,082,048	6,107,608	$68,374,836
Shares issued on reinvestment	853,737	9,342,542	576,254	6,422,729
Shares repurchased	(6,254,105)	(68,876,271)	(5,611,736)	(62,829,246)
Net increase	3,768,631	$41,548,319	1,072,126	$11,968,319

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under

38	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2018. The following transactions were effected in shares of such companies for the year ended December 31, 2018.

	Affiliate Value at December 31, 2017	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2018
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	$207,989	$129,676,256	129,676,256	$129,650,643	129,650,643	—	$63,383	—	$233,602

9. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the year ended December 31, 2018, the Fund incurred a commitment fee in the amount of $2,969. The Fund did not utilize the Redemption Facility during the year ended December 31, 2018.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended December 31, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$12,600,105	$9,000,177

As of December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$108,790
Deferred capital losses*	(17,161,852)
Other book/tax temporary differences(a)	(2,734,871)
Unrealized appreciation (depreciation)(b)	(8,784,471)
Total accumulated earnings (losses) — net	$(28,572,404)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	39

Notes to financial statements (cont’d)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax accretion methods for premiums on fixed income securities and other book/tax basis adjustments.

11. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

40	Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Inflation Indexed Plus Bond Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Inflation Indexed Plus Bond Fund (one of the funds constituting Western Asset Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 20, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Inflation Indexed Plus Bond Fund 2018 Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Subadvisers” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 11, 2018 and October 29, 2018. At a meeting held on November 13, 2018, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Subadvisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Subadvisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Subadvisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Subadvisers because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

42	Western Asset Inflation Indexed Plus Bond Fund

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Subadvisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-,five-, and ten-year periods ended June 30, 2018. In that connection, the Directors noted that the performance of the Fund exceeded its peer group’s average performance for the one- and ten-year periods and was lower than its peer group’s average performance for the three- and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by the Subadvisers. The Directors observed that the contractual management fee paid by the Fund to LMPFA was lower than the average contractual management fees paid by funds in its peer group, and the actual management fee rate paid by the Fund to LMPFA was lower than the average actual management fee rate paid by funds in its peer group. The Directors also observed that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the management fees paid by other clients of the Subadvisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

Western Asset Inflation Indexed Plus Bond Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and each Subadviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

44	Western Asset Inflation Indexed Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†

Robert Abeles, Jr.

Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Anita L. DeFrantz

Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986) Member of Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Avedick B. Poladian

Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

Western Asset Inflation Indexed Plus Bond Fund	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† cont’d

William E. B. Siart

Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Since 1997
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Jaynie Miller Studenmund

Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Since 2004
Principal occupation(s) during the past five years	Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)
Number of portfolios in fund complex overseen by Director (including the Fund)[2]	9
Other board memberships held by Director during the past five years	None

Interested Director

Ronald L. Olson[4]

Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Berkshire Hathaway, Inc. formerly, Graham Holdings Company (formerly, The Washington Post Company) (2001 to 2017)

46	Western Asset Inflation Indexed Plus Bond Fund

Officers[5]

Jane Trust, CFA Legg Mason 100 International Drive, 11th Floor, Baltimore, MD 21202

Year of birth	1962
Position(s) held with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202

Year of birth	1970
Position(s) held with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during the past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202

Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Western Asset Inflation Indexed Plus Bond Fund	47

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers[5]

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

48	Western Asset Inflation Indexed Plus Bond Fund

Additional Officers[5] cont’d

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) held with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Inflation Indexed Plus Bond Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2018:

Record date	Daily
Payable date	January 2018 - December 2018
Interest from Federal Obligations	90.02%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

50	Western Asset Inflation Indexed Plus Bond Fund

Western Asset

Inflation Indexed Plus Bond Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC*

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

*	Prior to May 2, 2018, known as Western Asset Management Company.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)**

Independent registered public accounting firm

Pricewaterhouse Coopers LLP

100 East Pratt Street

Baltimore, MD

**	Effective May 7, 2018, BNY became custodian.

Western Asset Inflation Indexed Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Inflation Indexed Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Inflation Indexed Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013142 2/19 SR19-3561

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is an “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2017 and December 31, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,510 in December 31, 2017 and in $383,790 in December 31, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2017 and $0 in December 31, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,806 in December 31, 2017 and $0 in December 31, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2017 and $9,000 in December 31, 2018, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2017 and December 31, 2018; Tax Fees were 100% and 100% for December 31, 2017 and December 31, 2018; and Other Fees were 100% and 100% for December 31, 2017 and December 31, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $269,356 in December 31, 2017 and $678,000 in December 31, 2018.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust Jane Trust
Chief Executive Officer

Date: February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 25, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2019